Warrants	3 Months Ended
Mar. 31, 2021
Stockholders' Equity Note [Abstract]
Warrants

7. Warrants

On November 30, 2020, the Company issued a notice of redemption of all its outstanding Public Warrants and Forward Purchase Warrants which was completed in December 2020. However, the Private Warrants held by the initial holders thereof or permitted transferees of the initial holders were not subject to this redemption. As of December 31, 2020, all outstanding Public Warrants and Forward Purchase Warrants were either exercised or redeemed by the holder. As of December 31, 2020, the Company’s transfer agent received gross proceeds of $140.8 million corresponding to the exercise of 15,786,127 warrants. However, due to the timing of the receipt of the warrant exercise and the cash, the Company’s transfer agent issued 15,414,592 shares of common stock as of December 31, 2020. The remaining 371,535 shares of common stock were issued in January 2021. Additionally, as of December 31, 2020, the Company’s transfer agent had not yet remitted $12.0 million of the gross proceeds associated with the shares of issued common stock to the Company and is included within prepaid expenses and other current assets on the accompanying consolidated balance sheets as of December 31, 2020. There were 281,065 warrants not exercised by the end of the redemption period that were redeemed for a price of $0.01 per warrant, and subsequently cancelled by the Company. The Company made the redemption payment on these cancelled warrants in January 2021. Certain holders of the warrants elected a cashless exercise, resulting in the forfeiture of 3,118,445 shares. The accrued liability totaling $4.3 million for warrants exercised but not settled represents all warrants that were exercised as of December 31, 2020 under broker protects resulting in cash collection and share issuance being delayed until January 4, 2021.